                                                                    Exhibit 23.1


                       CONSENT OF INDEPENDENT AUDITORS


We consent to the use of our report dated February 16, 1998, in the Dal-Tile International Inc. Form 10-KA dated June 23, 1998.


                                            /s/ Ernst & Young LLP


Dallas, Texas
June 23, 1998